Exhibit 32.1

                    Certification of Chief Executive Officer
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

I, William L. Westerman, Chief Executive Officer of Riviera Holdings Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2008 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This Certification has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.


November 7, 2008

/s/ William L. Westerman
-------------------------------
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.